UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004

STERIS Corporation

(Exact name of registrant as specified in its charter)

Ohio	0-20165	34-1482024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On September 15, 2004, STERIS Corporation announced that it has acquired all the outstanding shares of Albert Browne Limited, a privately-held manufacturer of chemical indicators based in the United Kingdom. This acquisition fits STERIS’s strategic goal of expanding the Company’s offering of consumable products used with its broad line of capital equipment for infection control and decontamination.

On September 15, 2004, STERIS issued a press release announcing this acquisition. The press release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on September 15, 2004 relating to the acquisition of Albert Browne Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ Mark D. McGinley
Mark D. McGinley Vice President, General Counsel and Secretary

Dated: September 15, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release issued by the Company on September 15, 2004

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